CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2026	Jun. 30, 2025
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$ 16,242	$ 455,555
Other comprehensive income
Foreign currency translation income	1,935	1,318
Total comprehensive income	18,177	456,873
Less: Comprehensive income attributable to non-controlling interests	(899)	(931)
Total comprehensive income attributable to the Company	$ 17,278	$ 455,942